T.O. Richardson
                              sector rotation fund
                               focused trend fund
                    (each a series of T.O. Richardson Trust)


     Supplement dated October 1, 2002 to the prospectus dated March 1, 2002.

     This supplement contains important information and should be read in conjunction with the prospectus of The T.O. Richardson Trust.

     Effective September 26, 2002, The T.O. Richardson Focused Trend Fund is no longer offered for sale. The Prospectus is amended by deleting all references to The T.O. Richardson Focused Trend Fund.

                                      * * *

     Please insert this supplement in the front of your prospectus. For more information, please call T.O. Richardson Trust at 1.800.643.7477.